Softworld, Inc. Financial Statements December 27, 2020

Softworld, Inc. Index to Financial Statements December 27, 2020 Page Independent Auditor's Report 1 - 2 Balance Sheet 3 Statement of Income 4 Statement of Changes in Retained Earnings 5 Statement of Cash Flows 6 Notes to Financial Statements 7 - 17

Independent Auditor's Report To The Stockholder Softworld, Inc. Waltham, Massachusetts We have audited the accompanying financial statements of Softworld, Inc. (a Subchapter S Corporation) which comprise the balance sheet as of December 27, 2020, and the related statement of income, changes in retained earnings and cash flows for the year then ended, and the related notes to the financial statements. Management's Responsibility for the Financial Statements Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the financial statements that are free from material misstatement whether due to fraud or error. Auditor's Responsibility Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Softworld, Inc. as of December 27, 2020, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America. Correction of Error As described in Note 12 of the financial statements, the Company identified errors relating to understatements of certain liabilities and expenses as well as an overstatement of unbilled accounts receivable and revenue in prior periods. The cumulative effect of correcting these errors decreased opening retained earnings by approximately $2,741,000 net of taxes of $83,000. Our opinion is not modified with respect to that matter. /s/ Miller Wachman LLP Boston, Massachusetts June 16, 2021

Softworld, Inc. Balance Sheet December 27, 2020 Assets Current Assets Cash and cash equivalents $ 5,678,292 Accounts receivable - trade, net of allowance for doubtful accounts of $190,000 14,119,749 Unbilled accounts receivable 4,128,981 Prepaid expenses and other current assets 521,224 Total current assets 24,448,246 Property and Equipment, Net 1,177,444 Other Assets Loan receivable - officer 144,666 Security deposits 196,946 341,612 Total Assets $ 25,967,302 Liabilities and Stockholders' Equity Current Liabilities Accounts payable and accrued expenses $ 8,473,745 Distribution payable 2,201,217 Income taxes payable 220,000 Total current liabilities 10,894,962 Deferred Compensation Payable 5,731,000 Deferred State Income Taxes 124,000 Total Liabilities 16,749,962 Stockholders' Equity Common stock, no par value Authorized and issued 1,000 shares - Retained earnings 9,217,340 Total stockholders' equity 9,217,340 Total Liabilities and Stockholders' Equity $ 25,967,302 The accompanying notes are an integral part of these financial statements. Page 3

Softworld, Inc. Statement of Income Year Ended December 27, 2020 Revenues Temporary employment services $ 109,062,151 Permanent placement services 1,466,275 Total revenues 110,528,426 Cost of Revenues 71,393,271 Gross Profit 39,135,155 Selling, General and Administrative Expenses 27,822,411 Income from Operations 11,312,744 Other Expenses Deferred compensation 3,341,000 Other 226,373 Total other expenses 3,567,373 Income Before Provision for State Income Tax 7,745,371 Provision for State Income Taxes 221,282 Net Income $ 7,524,089 The accompanying notes are an integral part of these financial statements. Page 4

Softworld, Inc. Statement of Changes in Retained Earnings Year Ended December 27, 2020 Retained Earnings - Beginning of Year As Previously Reported $ 15,440,682 Prior Period Adjustments (net of related income taxes of $83,000) (2,741,347) Opening Retained Earnings - as Restated 12,699,335 Net Income 7,524,089 Distribution to Stockholders (11,006,084) Retained Earnings - End of Year $ 9,217,340 The accompanying notes are an integral part of these financial statements. Page 5

Softworld, Inc. Statement of Cash Flows Year Ended December 27, 2020 Cash Flows from Operating Activities Net Income $ 7,524,089 Adjustments to reconcile net income to cash provided by operating activities: Depreciation 523,965 Deferred state income taxes (127,000) Deferred compensation payable 3,341,000 Change in allowance for doubtful accounts 25,065 11,287,119 Changes in operating assets and liabilities: Accounts receivable (1,946,798) Unbilled accounts receivable 1,167,388 Other assets 2,637 Prepaid expenses and other current assets 30,661 Accounts payable and accrued expenses 1,885,406 Income tax liability 81,465 Net cash provided by operating activities 12,507,878 Cash Flows from Investing Activities Officer loan receivable (4,386) Purchase of property and equipment (799,665) Net cash used in investing activities (804,051) Cash Flows from Financing Activities Distributions to stockholders (8,804,867) Net cash used in financing activities (8,804,867) Increase in Cash and Cash Equivalents 2,898,960 Cash and Cash Equivalents, at Beginning of Year 2,779,332 Cash and Cash Equivalents, at End of Year $ 5,678,292 Supplemental Disclosure of Cash Flow Information Cash paid for income taxes $ 255,900 Distribution Payable $ 2,201,217 The accompanying notes are an integral part of these financial statements. Page 6

Softworld, Inc. Notes to Financial Statements December 27, 2020 Note 1 - Summary of Significant Accounting Policies Nature of Operation Softworld, Inc. (the "Company") was incorporated in April 1995, as a Massachusetts corporation. The Company provides temporary staffing, permanent placement and certain project services to clients located nationally. Such services are principally focused in the area of information technology with practices in Financial Services, Engineering, Life Sciences and Government. Basis of Presentation These financial statement have been prepared in accordance with United States generally accepted accounting principals (US GAAP). Accounting Period Softworld, Inc. reports on a 52/53-week year ending the Sunday nearest December 31. The fiscal year ended December 27, 2020 ("2020") include 52 weeks and has been designated as 2020, in the accompanying financial statements. Cash and Cash Equivalents The Company maintains its cash and cash equivalents in bank deposit accounts, which, at times, may exceed federally insured limits. The Company has a cash management program which provides for the investment of excess cash balances primarily in money market accounts. The Company considers such highly liquid investments with original maturity of three months or less when purchased to be cash equivalents. Revenue Recognition Revenues are recognized when control of the promised services is transferred to customers, in an amount that reflects the consideration we expect to be entitled to in exchange for those services. Revenues are recorded net of any sales, value added, or similar taxes collected from our customers. Revenue are generated from: the hourly sales of services by temporary employees to customers (“temporary employment services”), and the recruiting of permanent employees for customers (“permanent placement services”), and through talent fulfillment and outcome-based activities (“talent solutions services” and “outcome-based services”). Page 7

Softworld, Inc. Notes to Financial Statements December 27, 2020 Note 1 - Summary of Significant Accounting Policies (Continued) Revenue Recognition (Continued) The Company records revenues from sales of services and the related direct costs in accordance with the accounting guidance on reporting revenue gross as a principal versus net as an agent. When the Company is the principal, we demonstrate control over the service by being the employer of record for the individuals performing the service, by being primarily responsible to customers and by having a level of discretion in establishing pricing in which the gross amount is recorded as revenues. When the Company arranges for other contingent labor suppliers and/or service providers to perform services for the customer, we do not control those services before they are transferred, and therefore, the amounts billed to customers are net of the amounts paid to the secondary service providers and the net amount is recorded as revenues. Employment services contracts are short-term in nature. Billings are generally negotiated and invoiced on a per-hour or per-unit basis as the temporary staffing services are transferred to the customer. Revenue from the majority of employment services continues to be recognized over time as the customer simultaneously receives and consumes the services provided. The Company has applied the practical expedient to recognize revenue for these services over the term of the agreement in proportion to the amount they have the right to invoice the customer. Permanent placement revenue is recorded at the point in time the permanent placement candidate begins full-time employment. On the candidate start date, the customer accepts the candidate and can direct the use of the candidate as well as obtains the significant risk and rewards of the candidate. The Company considers this the point the control transfers to the customer. Outcome-based service revenues are generally negotiated and invoiced on a measure of time (hours, weeks, months) or per-unit basis for our services performed. We continue to recognize revenue from the majority of our outcome-based services over time as the customer simultaneously receives and consumes the services we provide. For the majority of our outcome- based services, we have applied the practical expedient to recognize revenue for these services over the term of the agreement in proportion to the amount we have the right to invoice the customer. Certain customers may receive cash-based incentives or credits, which are accounted for as a form of variable consideration. We estimate these amounts based on the expected or likely amount to be provided to customers and reduce revenues recognized to the extent that it is probable that a significant reversal of such adjustment will not occur. Provisions for sales allowances (billing adjustments related to errors, service issues and compromises on billing disputes), based on historical experience, are recognized at the time the related sale is recognized as a reduction in revenue from services. Customer payments are typically due within 30 days of invoicing, but may be shorter or longer depending on contract terms. We do not have any significant financing components or extended payment terms. Page 8

Softworld, Inc. Notes to Financial Statements December 27, 2020 Note 1 - Summary of Significant Accounting Policies (Continued) Trade Accounts Receivable and Concentration of Credit Risk Financial instruments that potentially subject the Company to concentration of credit risk consist primarily of accounts receivable. Accounts receivable are stated at the amount management expects to collect from outstanding balances. The Company performs ongoing credit evaluations of its customers and generally requires no collateral to secure accounts receivable. The Company maintains an allowance for potentially uncollectible accounts receivable based upon its assessment of the collectability. For the year ended December 27, 2020 three customers accounted for over five percent of revenue each and totaled approximately 32% of revenue for year then ended. Three entities accounted for approximately 19% of billed accounts receivable as of December 27, 2020. The Company's cash in the bank may, at times, exceed the federally insured limit of $250,000. At year end December 27, 2020, the Company's cash exceeded the federally insured limit by approximately $5,586,000. Unbilled Accounts Receivable Unbilled accounts receivable represent revenues recognized for services provided for which customer invoices have not yet been sent. Property and Equipment Property and equipment is recorded at cost. Depreciation is calculated using the straight line method and other accelerated methods over the estimated useful lives of the related assets, which are as follows: Years Computer and office equipment 3-5 Furniture and fixtures 5 Software 5 Automobiles 5 Leasehold improvements Term of Lease Page 9

Softworld, Inc. Notes to Financial Statements December 27, 2020 Note 1 - Summary of Significant Accounting Policies (Continued) Impairment of Long-Lived Assets The Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. Recoverability of these assets is determined by comparing the forecasted undiscounted net cash flows of the operation to which the assets relate to the carrying amount. If the operation is determined to be unable to recover the carrying amount of its assets, then assets are written down first, followed by other long-lived assets of the operation to fair value. Fair value is determined based on discounted cash flows or appraised values, depending on the nature of the assets. For the year ended December 27, 2020, there were no impairment losses recognized for long-lived assets. Income Taxes The Company, with the consent of its stockholders, has elected under the Internal Revenue Code and certain state income tax statutes to be an S Corporation. In lieu of corporation income taxes, the stockholders of an S Corporation are taxed on their proportionate share of the corporation's taxable income. Therefore, no provisions or liability for federal income taxes have been included in the financial statements. Taxable income for state income tax purposes is similarly apportioned among stockholders. However, taxes on the Company's income are assessed by certain states. Tax provisions are recorded for liabilities to states assessing income taxes on the Company where it does business. The provision includes taxes that are currently due and taxes that are deferred as a result of temporary differences between financial statement amounts and the tax basis of certain assets and liabilities. The Company provides for liability on tax positions where it is considered more-likely-than-not that the position would be denied upon examination. Management performed an evaluation of tax positions taken on filed returns for open years and positions expected to be taken in filings for the current year. Management is of the opinion that such returns do not contain any material positions that are unlikely to be sustained, and therefore no accrual for uncertain tax positions has been made. Returns for tax years beginning with those filed for the year ended December 2016 are open to examination. Advertising and Promotion Costs The Company expenses advertising and promotion costs as incurred. During the year ended December 27, 2020, the Company incurred advertising and promotion expense of $1,065,436. Page 10

Softworld, Inc. Notes to Financial Statements December 27, 2020 Note 1 - Summary of Significant Accounting Policies (Continued) Use of Estimates The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could differ from those estimates. Significant estimates made by management include the allowance for doubtful accounts and deferred compensation accrual. Fair Value Measurements The carrying values of cash and cash equivalents, accounts receivable, other current assets, accounts payable, accrued expenses, and other current liabilities approximate their fair values due to the short maturity of these instruments. See also, Notes 8 and 9, for information on Phantom Stock and Deferred Compensation Arrangements ("the agreement"). Comprehensive Income Comprehensive income is defined as changes in stockholders’ equity, exclusive of transactions with owners (such as capital contributions and distributions). The Company did not have any comprehensive income items for the fiscal year ended December 27, 2020, other than net income as reported. Note 2 - Property and Equipment Property and equipment consisted of the following as of year ended 2020: Computer and office equipment $ 1,301,535 Furniture and fixtures 432,343 Software 689,624 Leasehold improvements 268,207 2,691,709 Less - Accumulated depreciation (1,514,265) $ 1,177,444 Note 3 - Loan Receivable - Officer Represents two advances to officers of the Company in the original principal amounts of $120,351 and $10,000. The loans bear interest at 3% and 4.48%, respectively, per annum. The loans and accrued interest thereon are due upon termination of employment or sale of the Company. The amounts, inclusive of all interest due, were repaid in full subsequent to year end. Page 11

Softworld, Inc. Notes to Financial Statements December 27, 2020 Note 4 - Line of Credit The Company has a line of credit agreement with its bank. Borrowings under the line of credit are due on demand are collateralized by substantially all assets of the Company. Under the line of credit agreement, the maximum borrowing limit is the lesser of, $6,000,000 or 75% of eligible accounts receivable plus certain other amounts. The line of credit agreement expires on January 31, 2022. Interest on any outstanding balance is calculated based on the one month LIBOR rate plus 2.5% and resets monthly. As long as LIBOR is to be deemed commercially reasonable, then LIBOR index will be used. LIBOR shall be replaced with an alternative or successor rate or index chosen by the bank in its reasonable discretion; and the Margin may also be adjusted by the bank in its reasonable discretion, giving due consideration to market convention for determining rates of interest on comparable loans. The line of credit contains certain financial covenants, with which the Company was in compliance as of December 27, 2020. As of December 27, 2020, there was no outstanding balance under the line of credit. Note 5 - Retirement Plan The Company maintains a 401(k) retirement plan ("Plan") covering substantially all of its employees who meet certain eligibility requirements. The Plan allows each employee participant an election to defer a percentage of his or her compensation up to the limitations as determined under federal law. In addition, the Company contributes a matching amount equal to 25% of 6% of the employee's elective deferral to the Plan. The Company, at the discretion of the Board of Directors, may make additional contributions to the Plan. During the year ended December 27, 2020, the Company's contribution to the Plan amounted to $253,503. Note 6 - Operating Lease Obligations The Company is party to non-cancelable operating lease agreements for its office in Waltham, Massachusetts expiring in 2031. Beginning is 2021, the Company is party to non-cancelable operating lease agreements for its offices in Plano, TX, Nashville, TN, and Fairfax, VA The leases call for a base rent plus increases in certain operating expenses. The Company is also party to non-cancelable operating lease agreements for other office facilities. The leases require minimum monthly rental payments plus certain operating costs. During the year ended December 27, 2020 rent expense incurred by the Company under these and other leases, including operating costs, amounted to $1,303,567. Page 12

Softworld, Inc. Notes to Financial Statements December 27, 2020 Note 6 - Operating Lease Obligations (Continued) Future annual minimum operating lease payments due under these leases as of December 27, 2020 are as follows: Year Ended Amount 2021 $ 1,591,667 2022 1,264,027 2023 774,401 2024 770,420 2025 787,168 Thereafter 4,622,517 $ 9,810,200 Note 7 - State Income Taxes The provision for state income taxes for the year ended December 27, 2020 consists of the following: Current $ 348,282 Deferred (127,000) $ 221,282 The Company files its tax returns on the cash basis of accounting. The statutory state and effective income tax rate at December 27, 2020 is 2.9%. Approximate deferred state income tax net liabilities are as follows: Tax basis - cash accrual differences $ (293,000) Deferred compensation 169,000 $ (124,000) Deferred state income taxes reflect the impact of temporary differences between amounts of assets and liabilities for financial reporting purposes and such amounts as measured by tax laws. Deferred state income tax asset and liability amounts included on the balance sheets results primarily from accrual to cash basis accounting changes in allowances, deferred compensation amounts, depreciation and other reporting differences. Page 13

Softworld, Inc. Notes to Financial Statements December 27, 2020 Note 8 - Phantom Stock and Deferred Compensation Arrangements The Company is a party to a guaranteed phantom stock agreement with an employee of the Company. Under the terms of the agreement, while employed and up to two years following termination of employment without cause, and upon the occurrence of certain events relating to changes in control, as defined, the employee is entitled to an amount equivalent to 10% of the value of the Company. Upon the occurrence of certain stated termination of employment events, the employee is entitled to his vested percentage, as defined, up to 10%. The Company's obligation in the event of a termination of employment varies based on the type of employment termination event that occurs and on the years of service provided by the employee. To the extent a balance becomes due by the Company on the employee as a result of a qualifying termination event, the amount due will be payable in five equal annual installments, plus interest at 6% per annum, beginning 30 days after a determination of fair value has been made. As of December 27, 2020 $5,731,000 of deferred compensation was accrued in connection with this agreement based on management's estimate of the Company's fair value. See also, Note 9, for additional detail on the level 3 fair value measurement. In addition to the guaranteed phantom stock agreement the Company has entered into various non-guaranteed phantom stock agreements with key members of management. Payments under these agreements are conditioned upon employment at the Company as of the sale date, as such no amounts have been included in these financial statements. Subsequent to year end the Company was acquired and the phantom stock agreements were settled just prior to closing. Note 9 - Fair Value Measurement Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, (ASC 820), establishes a framework for measuring fair value. That framework provides a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements). The three levels of the fair value hierarchy under ASC 820 are described as follows: Level 1 Inputs to the valuation methodology are unadjusted quoted prices for identical assets or liabilities in active markets that the Company has the ability to access. Level 2 Inputs to the valuation methodology include:  quoted prices for similar assets or liabilities in active markets;  quoted prices for identical or similar assets or liabilities in inactive markets;  inputs other than quoted prices that are observable for the asset or liability;  inputs that are derived principally from or corroborated by observable market data by correlation or other means. Page 14

Softworld, Inc. Notes to Financial Statements December 27, 2020 Note 9 - Fair Value Measurement (Continued) If the asset or liability has a specified (contractual) term, the level 2 input must be observable for substantially the full term of the asset or liability. Level 3 Inputs to the valuation methodology are unobservable and significant to the fair value measurement. The asset or liability's fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuation techniques used need to maximize the use of observable inputs and minimize the use of unobservable inputs. Following is a description of the valuation methodologies used for the valuation of the agreement measured at fair value on a recurring basis: The fair value of the Company's equity is estimated using a valuation made with unobservable inputs. The Company utilizes an income approach valuation technique, whereby the inputs are based upon the Company's current and projected earnings before interest, taxes, depreciation and amortization, discounted at approximately 30%, a risk adjustment rate determined by management, as well as other factors. The following table represents the Company's assets and liabilities measured at fair value on a recurring basis at December 27, 2020: Liabilities at Fair Value as of December 27, 2020: Level 1 Level 2 Level 3 Total Deferred compensation payable $ - $ - $ 5,731,000 $ 5,731,000 The following table represents the changes in level 3 instruments for the year ended December 27, 2020 on a recurring basis: Level 3 Liabilities Year Ended December 27, 2020 Deferred Compensation Payable Balance, beginning of year $ 2,390,000 Estimated increase in value 3,341,000 Balance, end of year $ 5,731,000 Page 15

Softworld, Inc. Notes to Financial Statements December 27, 2020 Note 10 - Contingencies Legal Proceedings From time to time, the Company has been involved in litigation incidental to their business. The outcome of any legal proceeding(s) is difficult to predict and may be resolved over an extended period of time. Pandemic On March 11, 2020, the World Health Organization declared the outbreak of a novel coronavirus (“COVID-19”) as a global pandemic. The outbreak of the coronavirus pandemic has had a major impact on worldwide finances. The Company is closely monitoring its operations, liquidity, and capital resources to minimize any potential impact of this unprecedented situation. As of the date of issuance of these financial statements, the future impact to the Company’s financial position is not known. Note 11 - New Accounting Pronouncements Recently Adopted In May 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2014-09, Revenue from Contracts with Customers, (ASU 2014-09) which provides companies with a single model for use in accounting for revenue arising from contracts with customers and supersedes current revenue recognition guidance, including industry-specific revenue guidance. The new guidance requires a company to recognize revenue to depict the transfer of goods or services to a customer at an amount that reflects the consideration it expects to receive in exchange for those goods or services. The Company adopted the new guidance, using the modified retrospective method applied to all contracts not completed as of December 30, 2019, and since the adoption of the new guidance was not material, no adjustment was made to opening retained earnings. The adoption of the guidance did not have a material impact on the Company's income statement. Recently Issued Accounting Pronouncements Not Yet Adopted In February 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2016-02, Leases, (ASU 2016-02), amending how entities account for leases. Under the new guidance, lessees are required to recognize a lease liability, measured on a discounted basis; and a right-of-use asset, for the lease term. The new guidance is effective for private company annual reporting periods beginning after December 15, 2021. Management is currently evaluating the impact on the financial statements and related disclosures. Page 16

Softworld, Inc. Notes to Financial Statements December 27, 2020 Note 11 - New Accounting Pronouncements (Continued) Recently Issued Accounting Pronouncements Not Yet Adopted (Continued) In June 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2016-13, Financial Instruments - Credit Losses, (ASU 2016-13) amending how entities will measure credit losses for most financial assets and certain other instruments that are not measured at fair value through net income. The guidance requires the application of a current expected credit loss model, which is a new impairment model based on expected losses. The new guidance is effective for private company annual reporting periods beginning after December 15, 2022. Management is currently evaluating the impact on the financial statements and related disclosures. Management has evaluated other recently issued accounting pronouncements and does not believe that any of these pronouncements will have a significant impact on our financial statements and related disclosures. Note 12 - Correction of Errors The Company identified errors relating to understatements of accounts payable, certain payroll liabilities and selling, general and administrative expenses (in the net amount of $933,000) as well as an overstatement in unbilled accounts receivables and revenue (in the net amount of $1,808,000) relating to prior periods. The cumulative effect of correcting these errors decreased opening retained earnings by approximately $2,741,000 net of taxes of approximately $83,000. Note 13 - Subsequent Events In preparing these financial statements, management has evaluated events and transactions for potential recognition on disclosure through June 16, 2021, the date the financial statements were available to be issued. In April 2021, the Company was purchased by Kelly Services, Inc. (see Note 8). Page 17